Exhibit 10.3

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTION 240.24b-2

AMENDMENT NO. 4 TO

RESEARCH AND DEVELOPMENT AGREEMENT

This Amendment No. 4 to Research and Development Agreement, dated November 5, 2013 (this “Amendment”), is entered into by and between INTERCEPT PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, with its registered office at 18 Desbrosses Street, New York, NY 10013, USA (“INTERCEPT”) on the one hand and TES Pharma Srl, a corporation organized and existing under the laws of Italy, with its registered office at Via Settevalli 556, 06129, Perugia, Italy (“TES”) on the other hand.

RECITALS

WHEREAS, INTERCEPT and TES have entered into a Research and Development Agreement, effective as of August 1, 2011 (the “Original Agreement”), as amended by Amendment No. 1 to Research and Development Agreement, dated as of July 27, 2012 (the “First Amendment”), Amendment No. 2 to Research and Development Agreement, dated as of February 15, 2013 (the “Second Amendment”), and Amendment No. 3 to Research and Development Agreement, dated as of August 1, 2013 (the “Third Amendment” and, the Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Agreement”);

WHEREAS, the Term (as defined in the Original Agreement), as extended, was further extended until September 30, 2013 pursuant to the Third Amendment;

WHEREAS, INTERCEPT and Les Laboratories Servier and Institut De Recherches Servier (collectively, “Servier”) have agreed to extend the term of their collaboration under the Product Research, Development, License and Commercialization Agreement, dated as of August 1, 2011, as amended (the “Servier Agreement”); and

WHEREAS, the parties have decided to extend such Term.

NOW, THEREFORE, in consideration of the foregoing premises, INTERCEPT and TES hereby agree as follows:

ARTICLE 1: GENERAL

This Amendment shall be of effect starting on October 1, 2013, and the Term under the Agreement is extended for a two year period starting on October 1, 2013 (hereinafter the “Extended Term”).

Exhibit A of the Agreement shall be deleted and replaced in their entirety with Exhibit A attached to this Amendment. During the Extended Term, TES shall conduct research activities as set forth in the Research Program attached as Exhibit A to this Amendment.

TES will allocate for the performance of the research activities [***] full time equivalent (“FTE”) chemists and [***] FTEs [***] during the Extended Term. INTERCEPT will pay to TES a maximum amount of €250,000 for each three-month period of service during the Extended Term of the Agreement, provided such FTEs are allocated and activities are performed in accordance with the Research Program as amended. Payments will be made within five (5) business days of the commencement of each three-month period of service during the Extended Term; provided, that the payment for the first three-month period shall be made within five (5) business days of the date of this Amendment.

TES shall submit to INTERCEPT a final report in accordance with the terms of the Original Agreement.

ARTICLE 2: ROYALTY

Article 2 of the Agreement shall be amended by adding the following text as Article 2.5:

2.5	Royalties

2.5.1  General

INTERCEPT shall pay to TES a royalty of [***] percent ([***]) of Net Sales in each year following the First Commercial Sale. Royalties shall be paid in on a Product by Product and country by country basis from [***] until (i) [***] or (ii) [***], whichever occurs later. The aggregate Net Sales shall not include the portion of the Net Sales for which a reduced royalty is applicable because of the occurrence of royalty reduction events as set forth in article 2.5.2 below.

2.5.2  Royalty Reduction Events

If at any time following the First Commercial Sale in a country, one or several Generic Competitor(s) of a Product in a given country for which royalties would otherwise be due under this Article represent(s) in units [***]% or more of the market share in that country for any calendar quarter, then the royalty rate for sales in that country for such quarter shall be [***]% of Net Sales.

If INTERCEPT or SERVIER has to pay royalties prospectively to Third Parties for patent rights that cover the manufacture, use, sale, importation, or offer to sell Products (regardless of whether such payments are pursuant to a license, a settlement agreement, a court order or a similar obligation), then, the royalty payment made by INTERCEPT to TES hereunder shall be reduced by the amount paid to such Third Party (“Royalty Reduction”). The Royalty Reduction shall be determined on a Product by Product basis and shall be carried forward for application in future periods until such Third Party payments have been offset as provided herein.

The above notwithstanding, under no circumstances may the application of the royalty reduction events result in the royalty rate being reduced below [***]%.

2.5.3  Royalty Payments and Reports

INTERCEPT shall provide a report to TES within sixty (60) days after the end of each Calendar Quarter, certified by an executive officer of INTERCEPT as accurate and in accordance with generally accepted accounting principles, on a country-by-country basis and a Product-by-Product basis, setting forth (a) the amount of gross sales of Products in such Calendar Quarter, (b) any deductions, withholding, provision from such amount of gross sales as permitted pursuant to the definition of Net Sales, (c) a calculation of Net Sales of each Product for such Calendar Quarter, (d) the amount of aggregate Net Sales of each Product on a cumulative per year basis for the current year, and (e) the amount of royalty due on Net Sales with respect to such Calendar Quarter. Within fifteen (15) days after sending the abovementioned report, INTERCEPT shall make all royalty payments payable to TES under this Agreement with respect to such Calendar Quarter. Along with such payments, INTERCEPT shall also provide detailed information regarding the calculation of royalties due pursuant to this Article, including without limitation allowable deductions in the calculation of Net Sales of Products.

In respect of Net Sales in the SERVIER Territory, the parties agree that any certificate provided by SERVIER to INTERCEPT shall satisfy INTERCEPT’s reporting obligations relating to such territories.

2.5.4  Currency

All amounts due and payable and calculations relating to Net Sales and royalties hereunder shall be in Euros. As applicable, Net Sales shall be translated from other currencies into euros using the monthly average of daily rates of exchange published by European Central Bank for the monthly period in which Net Sales are accounted or into U.S. Dollars using the monthly average daily rates of exchange based on the noon buying rate published by the Federal Reserve Bank of New York.

2.5.5  Definitions. Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the meanings set forth below.

(a)	“Calendar Quarter” means each period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

(b)	“Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial, as applicable.

(c)	“First Commercial Sale” means [***].

(d)	“Generic Competitor” means, with respect to any Product in a country, a product containing the same active ingredient as the Product, and which Marketing Authorization and commercial sale of such product in such country is by an entity other than INTERCEPT, SERVIER, or their respective Affiliates or Sublicensees (not including distributors).

(e)	“Marketing Authorization” or “Regulatory Approval” means all approvals from the relevant Regulatory Authority necessary to market and sell a Product in any country.

(f)	“Net Sales” Except as provided below with respect to clinical trial samples, in the case of sales by or for the benefit of INTECEPT, SERVIER, and their respective Affiliates and sublicensees (the “Seller”) to independent, unrelated persons (“Buyers”) in bona fide arm’s length transactions, “Net Sales” means the gross amount billed or invoiced by Seller with respect to the Product, less the following deductions, in each case to the extent actually allowed and taken by such Buyers and not otherwise recovered by or reimbursed to Seller in connection with such Product (“Permitted Deductions”): [***]. “Net Sales” shall not include any consideration received with respect to a sale, use or other disposition of any Product in a country as part of a clinical trial necessary to obtain Regulatory Approval in such country. All of the foregoing elements of Net Sales calculations shall be determined in accordance with IFRS or successor standards and guidelines thereto. In the case of transfers of Product among any of INTERCEPT, SERVIER, their respective sublicensees and affiliates of any of the foregoing, for subsequent sale, rental, lease or other transfer of such Products to third parties, Net Sales shall be the gross invoice or contract price charged to the third party customer for that Product, less the deductions set forth in clauses [***] above. In the event that a Product consists of a combination of the Compound with one or more other active agents, Net Sales, for the purpose of determining royalty payments, shall be [***]. In the case of any sale or other disposal other than in an arm’s length transaction exclusively for cash, such as barter or counter-trade, of any Product, or part thereof, Net Sales shall be [***]. Finally, [***], shall be included in the calculation of Net Sales. For the avoidance of doubt, the parties agree that there shall be no duplication of Net Sales made by INTERCEPT and its affiliates and sublicensees and Net Sales made by SERVIER and its affiliates and sublicensees, and any adjustments made by INTERCEPT in its sole discretion to remove such duplication shall be final.

(g)	“Product” means any pharmaceutical preparation containing the Compound, as an active ingredient, either alone or in combination with one or more other active ingredient(s), (i) for sale by prescription, over-the-counter or any other method; or (ii) for administration to human patients in a Clinical Trial.

(h)	“Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the manufacturing and/or marketing of a Product in the world, including European Medicines Agency in the European Union or the Food and Drug Administration in the United States.

(i)	“SERVIER Territory” means worldwide except (i) the United States of America and their possessions and territories and (ii) Japan.

(j)	“Valid Patent Claim” means (a) any claim of an issued and unexpired patent included within the Patent Rights of INTERCEPT or SERVIER (whether jointly or individually held) which claims Compound or Product as a composition of matter or any use thereof or method of synthesis, or formulation, which has not been permanently revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction (which decision is not appealable or has not been appealed within the time allowed for appeal), and which claim has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise or (b) any claim of a pending patent application included within the Patent Rights of INTERCEPT or SERVIER (whether jointly or individually held) which claims Compound or Product as a composition of matter or any approved use thereof, which has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

ARTICLE 3: MISCELLANEOUS

This Amendment shall be governed by and construed under the laws of the State of New York, U.S., without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

In witness whereof, the Parties have executed this amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.

/s/ Mark Pruzanski
Name: Mark Pruzanski
Title: President and Chief Executive Officer

TES PHARMA SRL

/s/ Roberto Pellicciari
Name: Roberto Pellicciari
Title: President

[Signature Page – TES Agreement (TGR5) – Amendment No. 4]

Exhibit A

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